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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Rock-Tenn Company (the "CORPORATION"), for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), the undersigned, James A. Rubright, Chairman of the Board and Chief Executive Officer of the Corporation, and Steven C. Voorhees, Executive Vice President and Chief Financial Officer of the Corporation, each certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ James A Rubright
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James A. Rubright
Chairman of the Board and Chief Executive Officer
August 9, 2005

/s/ Steven C. Voorhees
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Steven C. Voorhees
Executive Vice President and Chief Financial Officer
August 9, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Rock-Tenn Company and will be retained by Rock-Tenn Company and furnished to the Securities and Exchange Commission or its staff upon request.